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                                     CONSENT

         In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of West Coast Bancorp ("West Coast") in the Registration Statement on Form S-4 filed by West Coast with the Securities and Exchange Commission on April 18, 1996.

                                           /s/ James J. Pomajevich
                                        ------------------------------------
                                               James J. Pomajevich